Exhibit 99.1


                            JOINT FILER INFORMATION

NAME: William A. Ackman

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman



NAME: David P. Berkowtiz

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact



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NAME: Gotham Partners III, L.P.

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact




NAME: Gotham International Advisors LLC

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact



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NAME: Gotham Holdings II, L.L.C.

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact




NAME: Gotham Holdings III, L.L.C.

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact



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NAME: Manticore Properties, LLC

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact




NAME: Manticore Properties II, L.P.

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its Attorney-in-fact

NAME: Mantpro, LLC

ADDRESS:  888 Seventh Avenue, 29th Floor
          New York, New York 10019

DESIGNATED FILER: Gotham Partners, L.P.

ISSUER: Old Stone Corp.

DATE OF EVENT REQUIRING STATEMENT: December 31, 2007

SIGNATURE:

/s/ William A. Ackman
--------------------------------
    William A. Ackman, its managing member